Exhibit 99.1

Galaxy Gaming Appoints Distinguished Gaming Industry Pioneer John M. Boushy to Board of Directors and Announces the Resignation of Meredith Brill from the Board

LAS VEGAS, Nevada, October 20, 2026 – Galaxy Gaming, Inc. (OTCQX: GLXZ), a leading independent developer and distributor of casino table games and technology, today announced the appointment of John M. Boushy to its Board of Directors, effective October 21, 2026. Mr. Boushy succeeds Meredith Brill, who has informed the Board of her intention to step down after four years of distinguished service, as a Class II Director.

John M. Boushy brings more than 45 years of leadership experience in the gaming, hospitality, technology and entertainment industries. He is the Founder and Managing Member of Boushy Consulting, LLC, where he advises gaming operators, investors and senior executives on strategic, operational and development matters. Through his consulting practice, Mr. Boushy served in executive management roles with the parent company of The Cosmopolitan of Las Vegas, was an advisor to the Second Priority Noteholders Committee during the bankruptcy of Caesars Entertainment Operating Company, served on the board of Caesars Entertainment after its emergence from bankruptcy, and has served since 2015 as Co-Founder and Chairman of the parent company of ReelMetrics.

Prior to founding Boushy Consulting, Mr. Boushy served as Chief Executive Officer, President and Director of Ameristar Casinos, Inc., where he was responsible for leading all aspects of the company’s operations and growth strategy. Before joining Ameristar, he spent more than two decades with Harrah’s Entertainment, Inc., holding a series of senior executive positions including Executive Vice President of Project Development, Design and Construction, Chief Integration Officer, Chief Information Officer, and Senior Vice President of Operations, Marketing and Technology.

During his tenure at Harrah’s, Mr. Boushy oversaw enterprise-wide strategic growth initiatives, enabled by the collaboration of operations, marketing, and information technology; led the integration of the landmark merger between Harrah’s Entertainment and Caesars Entertainment, delivering twice the proforma synergies; and directed major development and capital investment projects. He is widely recognized as an innovator in the application of technology, marketing analytics and operational excellence within the gaming industry, which powers what is now Caesars Total Rewards.

“We are pleased to welcome John to the Galaxy Gaming Board of Directors,” said Mark Lipparelli, Chairman of the Board. “We are fortunate to have someone of his reputation and rare capability lend his expertise to our team. John has been a major force in the gaming industry for several decades, working alongside many of the industry’s most talented leaders and visionaries. He is personally credited with helping advance numerous innovations in gaming operations, marketing and technology throughout his distinguished career. As a senior executive, he has consistently been a demanding partner, a thoughtful collaborator and a catalyst for industry advancement. We look forward to benefiting from his experience, judgment and mentorship in the years ahead.”

Mr. Lipparelli added, “John’s extensive executive leadership experience, coupled with his background in strategic planning, technology innovation, mergers and acquisitions, operations and corporate governance, will be invaluable as Galaxy continues to execute its long-term growth strategy.”

The Board also expressed its appreciation to Meredith Brill for her dedicated service.

“We thank Meredith for her many contributions to Galaxy Gaming over the past four years,” said Mark Lipparelli. “Her insights and guidance have helped position the Company for its next phase of growth, and we wish her every success in her future endeavors.”

About Galaxy Gaming

Headquartered in Las Vegas, Nevada, Galaxy Gaming (galaxygaming.com) develops and distributes innovative games, bonusing systems, and technology solutions to physical and online casinos worldwide. Galaxy Gaming offers games proven to perform developed by gaming experts and backed by the highest level of customer support. Galaxy Gaming Digital is the world’s leading licensor of proprietary table games to the online gaming industry. Galaxy Gaming has 131 licenses worldwide, including licenses in 28 U.S. states.

SAFE HARBOR

This press release contains, and oral statements made from time to time by representatives of Galaxy may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

These forward-looking statements reflect the current views, models, and assumptions of Galaxy, and are subject to various risks and uncertainties that cannot be predicted or qualified and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the Company that may cause actual results in the Company’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to risks that the termination of the Merger Agreement disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the termination of the Merger Agreement; the risk that the termination of the Merger Agreement may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the termination of the Merger Agreement; the risk of stockholder litigation; effects relating to the announcement of the termination of the Merger Agreement on the market price of the Company’s common stock; the ability of Galaxy to enter and maintain strategic alliances, product placements or installations in land based casinos or grow its iGaming business; garner new market share; secure licenses in new jurisdictions or maintain existing licenses; successfully develop or acquire and sell proprietary products; comply with regulations, changes in gaming related and non-gaming related statutes and regulations and/or self-imposed restrictions imposed on and by our customers that affect their revenues in land-based casino and online casino markets; have its games approved by relevant jurisdictions; and adapt to changes resulting from the COVID-19 or other pandemics including without limitation, government imposed shut downs, travel restrictions and supply chain interruptions; and other factors.

Additional information concerning these and other risk factors can be found in the Company’s filings with the Securities and Exchange Commission, including in the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Definitive Proxy Statement.

All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements. While forward-looking statements reflect the good faith beliefs of the Company, they are not guarantees of future performance or events, and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this press release. Galaxy expressly disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes.